Exhibit 99.7

THE COMPANY NAME INC. - 401 K THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS A NAME THE COMPANY NAME INC. - COMMON 1 OF 2 1 1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 BIOSANTE PHARMACEUTICALS, INC. 111 BARCLAY BOULEVARD LINCOLNSHIRE, IL 60069 ATTN: PHILLIP B. DONENBERG KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. 02 0000000000 SHARES CUSIP # SEQUENCE # 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date JOB # Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. 0000152588_1 R1.0.0.11699 VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: x 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 000000000000 SHARES PAGE 1 OF 2 CONTROL # 4 Proposal to approve, on an advisory (non-binding) basis, the compensation payable to certain executive officers of BioSante under existing arrangements in connection with the merger. 5 Proposal to adjourn the special meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of proposals 1, 2 and/or 3. NOTE: In their discretion, the proxies are authorized to vote on any other business properly brought before the special meeting or any adjournment or postponement of the special meeting. 2 Proposal to approve an amendment to BioSante’s Certificate of Incorporation to effect a reverse split of common stock and class C special stock at the discretion of BioSante and ANI at a ratio of either one-for-two, one-for-three, one-for-four or one-for-five. 3 Proposal to approve an amendment to BioSante’s Certificate of Incorporation to change the corporate name from "BioSante Pharmaceuticals, Inc." to "ANI Pharmaceuticals, Inc." The Board of Directors recommends you vote FOR proposals 1 through 5. For Against Abstain 1 Proposal to adopt the agreement and plan of merger dated as of October 3, 2012, between BioSante Pharmaceuticals, Inc. (BioSante) and ANIP Acquisition Company d/b/a ANI Pharmaceuticals (ANI), as amended, and the transactions contemplated thereby, including the merger and the issuance of shares of BioSante common stock in the merger.

BIOSANTE PHARMACEUTICALS, INC. SPECIAL MEETING OF STOCKHOLDERS [                ], [                ], 2013 [       ] a.m., CDT BioSante Pharmaceuticals, Inc. 111 Barclay Boulevard Lincolnshire, IL 60069 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Joint Proxy Statement/Prospectus is available at www.proxyvote.com . BIOSANTE PHARMACEUTICALS, INC. Continued and to be signed on reverse side This proxy, when properly signed, will be voted in the manner directed. If no direction is given, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5, in the proxies’ discretion, upon such other matters as may properly come before the meeting. This proxy is solicited on behalf of the Board of Directors of BioSante Pharmaceuticals, Inc., for use at the Special Meeting of Stockholders on   , 2013. By signing, dating and returning this proxy card, you revoke all prior proxies, including any proxy previously given by telephone or Internet, and appoint Stephen M. Simes and Phillip B. Donenberg, or either of them, with full power of substitution to vote your shares on the matters shown on the reverse side and any other matter which may properly come before the Special Meeting of Stockholders to be held on and at any adjournment or postponement of the meeting. You are encouraged to specify your choice by marking the appropriate boxes on the reverse side. 0000152588_2 R1.0.0.11699